Listing Report:Supplement No. 69 dated Oct 06, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 408112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.98%	Starting borrower rate/APR:	31.98% / 34.39%	Starting monthly payment:	$217.72

Auction yield range:	11.27% - 30.98%	Estimated loss impact:	10.78%
Lender servicing fee:	1.00%	Estimated return:	20.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1996	Debt/Income ratio:	4%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$90	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gonecribbin	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wife wants minivan :(
Purpose of loan:
Well the wife says the explorer is to small, she finally has me talked into a minivan...? Going to trade in the explorer and would like 5k to upgrade as much as possible...?

My financial situation:
My credit scores are 682, 668, 662....?? I could get financed locally, but have been a lender here on prosper for a while now and thought I would try the other side of the spectrum...? I know what its like to have non-paying borrowers, I will NOT be one of them....

Monthly net income: $ 4200

Monthly expenses: $ 1315
??Housing: $ 800
??Insurance: $ 140
??Car expenses: $ 120
??Utilities: $ 100
??Phone, cable, internet: $ 80
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250
??Other expenses: $ 275
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 11.87%	Starting monthly payment:	$296.87

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1999	Debt/Income ratio:	10%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,591	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	treasure-spinner	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off CC by Fixed Payments
Purpose of loan:
This loan will be used to pay off my credit card?which will help?me create a?good budget plan.? I am so fixated on paying down this debt, that I leave little for savings.? I would like to have a monthly fixed payment schedule then a revolving balance and would rather pay the prosper users interest versus the big credit card companies.? I have never been late on a bill before including credit cards, utilities or mortgage.?

My financial situation:
I am a good candidate for this loan because I have never been late on a bill, have great credit score and like the rest of you would like to pay off all my bad debt.

I would like to live my life in the black versus the red.? Thanks for everyones help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.02%	Starting borrower rate/APR:	24.02% / 26.31%	Starting monthly payment:	$981.08

Auction yield range:	8.27% - 23.02%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1992	Debt/Income ratio:	11%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$192,075	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	transparency-kayak	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New roof & kitchen
Purpose of loan:
This loan will be used to??to replace?my leaky,?37 year old, three-layer roof?with a brand new,?40 yr lifetime warranty, comp roof.? In addition, my?kitchen is in it's original state?so I'm updating by?converting to gas, adding a dishwasher, installing new stainless steel appliances, adding tile granite, installing a new kitchen sink, painting the kitchen cabinets, and?having some electrical and plumbing work done.?

My financial situation:
I am a good candidate for this loan because?
** I have excellent credit (780+)
** Stable and?solid paying employment (5+ years as engineer at same employer, earning just?over?$10k a month)
** Good assets (approximately $85k in stocks and bonds).?

I've paid off 2 car loans, one student loan and several old credit cards without ever defaulting.? Had one late payment back in college (20+ yrs ago).? I repay my debts timely and in full. Thanks in advance for your support!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$102.69

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1961	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	19 / 13	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	29	Length of status:	39y 4m
Amount delinquent:	$0	Revolving credit balance:	$22,822	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Winnie1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	680-700 (Mar-2007) 680-700 (Mar-2007)
Principal balance:	$664.23	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
pushing new venture to sucsess
I?ve been in the building and real estate industry for over 40 years.?I?ve done 850 retail sites nationwide, including Pizza Huts, McDonalds, and K-Marts. I'm now working with www.Terrabuilt.com.? They have a machine that uses soil on a site to create interlocking bricks for construction. I need a small loan to fund my Terrabuilt efforts.?I?m asking for 11% - VA limits the top rate for borrowers to 12%. See Prosper info on state rate limits.

I can?pay this loan out of discretionary income. I have real estate deals?pending for about $30,000. I have credit card debt but my payments have slipped. I have $15,000 worth of antiques, and $100,000 equity in Terrabuilt, but wish not to consolidate these now. Terrabuilt is seeking V.C.and other financing ? when that happens, I?ll be paid for my years of work on the project and I?ll make a good living ? but my great motivation is housing for millions of homeless worldwide.?I offer?a good return, help me solve this injustice.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,200.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$112.50

Auction yield range:	11.27% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1992	Debt/Income ratio:	11%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,128	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	mrog71	Borrower's state:	Arizona	Borrower's group:	Computer Professionals, Engineers and Business Startups
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	680-700 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	680-700 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Second Prosper Loan
Hello all,

This listing will be for my second Prosper loan.? I paid off my first loan ($8,500) last week; about 5 months early.? You can see my first Prosper listing here:
http://www.prosper.com/invest/listing.aspx?listingID=93909

Now that my debt consolidation loan is paid off, I?m looking to purchase a motorcycle.? Nothing too fancy ? I?m setting a limit of 3,500 to 4,000.? Not a daily driver or anything ? pretty much just for pleasure.? I?m requesting the loan for $3,200. ??Anything over that I?ll pay in cash.? I could actually just pay cash for the bike (I have about $15,000 cash in the bank), but I want to keep my cash reserve up, plus I?d like to get another positive loan on my credit report.

I listed my current position as ?professional?, because they didn?t really have an accurate description of what I do.? I essentially do IT security and data analytics consulting for an international consulting firm.? This is a new employer since my last loan, and I?m making more money.? My annual income is about $95,000 to $100,000 which I can document.? (I?m paid hourly - $50/hour).? That does not include the annual bonus which is probably about 2-3%.? After taxes, 401K contribution, health insurance, etc, my take-home pay is between $5500 and $6000. My primary monthly obligations are as follows:

Mortgage ? 1,660
Car Payment ? 296
Car Insurance ? 100
Student Loan ? 125
Credit Cards ? 200
Utilities (electric & water) ? 240

Plus the other usual expenses (life insurance, groceries, gas, cell phone, etc.)? We also have a second car that?s paid for (a Honda Odyssey).

As I mentioned above, we just paid off our first Prosper loan about 5 months early (3 year loan).? We have never defaulted on a loan.? I believe my credit report reflects several significantly late pays on credit cards from about 4 years ago (before our first Prosper loan).? We have not been late on a payment since.

edit:? Ok, so I just looked at my Propser rating and it's a "D", which is crazy in my opinion.? It shows? my credit score as being 680-700 which is higher than it was when I got my first Prosper loan and was rated a "B" (I believe it was around 630).? It also shows that I am delinquent on Zero accounts.? My DTI ratio is also very low (around 10% I believe).? Also, my Prosper score is 8/10, which seems pretty good.? I'm not sure how much those late pays I mentioned above are affecting my score, but it seems that it may be quite a bit.?

Thanks for considering my loan app and feel free to ask my any questions.? My first experience with Prosper was great, and I believe this one will be as well.? I?d like to start investing on here as well, just as soon as they allow us to in Arizona.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1993	Debt/Income ratio:	19%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$597	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	149%	Stated income:	$100,000+
Delinquencies in last 7y:	38	Homeownership:	No
Inquiries last 6m:	3
Screen name:	jekh98	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 73% )	640-660 (Latest)
Principal borrowed:	$2,550.00	< mo. late:	9 ( 27% )	540-560 (Nov-2007) 560-580 (Nov-2006)
Principal balance:	$299.72	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Consolidating for Lower Rate
I am a single mom with an?11 year old daughter.? I have a good job I enjoy and make a good income as a Human Resources Director in higher education.??In November?I will have paid off?a $2550 loan from Prosper that provided me with the opportunity to get out of a vicious payday loan cycle, move to a less expensive home and get my expenses back on track.? I'm splitting the remaining balance in half to make two final payments instead of three.

I have been working hard to get my credit in line and have paid off?all old delinquencies, all of my bills are current with no new delinquencies?and my score is moving up.? It is now 640.? My score was 100 points lower when lenders took a chance on my with my first Prosper loan and I lived up to my obligation.?

I will be using this loan to pay off two high interest loans and free up some additional cash each month.? My?financial goals include paying off my car faster and really chipping away at my student loans.??I would also?like to buy a house next year and start putting some money away for my daughter for college.????

Please see budget below.

Monthly Net Income? $5200

Current Monthly Expenses
Rent $1650; Household Expenses/Utilities/Car/Gas/Entertainment/Personal?$1100; Consumer Debt $1185;
Total Monthly Expenses? $4455

Monthly Net Income $5200
Monthly Expenses?? $4455
Positive Cash Flow??$745

Monthly Expenses With New Prosper Loan (which will replace two high interest loans)

Rent $1650
Household Expenses/Utilities/Car/Gas/Entertainment/Personal?$1100
Consumer Debt $665 + $184 (Prosper Payment) = $849
Monthly Net Income? $5200
Monthly Expenses??? $3599
Positive Cash Flow?? $1601
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.03%	Starting borrower rate/APR:	16.03% / 19.72%	Starting monthly payment:	$35.17

Auction yield range:	4.27% - 15.03%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2007	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$175	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	proton9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for new laptop
Purpose of loan:
This loan will be used to pay for a new laptop that I need for my college studies.

My financial situation:
I am a good candidate for this loan because I?always pay my bills on time. I'm young but?I'm?trying to build?some?credit. I don't work while I am in school but I have some money saved and my parents give me a monthly allowance of $150 to $200?thats how I plan to pay for the loan until I do find a job. I have very few expenses since I live on campus I just pay for gas and food(really just snacks because I have a meal plan).

Monthly net income: $150-$200 a month
Monthly expenses: $?
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 50?on gas
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 25?
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	11.27% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1976	Debt/Income ratio:	13%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$54,633	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pragmatic-money	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
beachfront land-heavenly
Purpose of loan:
This loan will be used to? final payment on a beachfront property? i purchased 2 years ago.I need 50,000 by January 1 and I have but 15000---That is all---I am in a bind but a good one------My land has appreciated more than double since I bought it..I was offered double and turned it down because it is worth more.When I bought?the land?I agreed to give the seller 1 condo worth approx. 50,000 U.S.Dollars.If i did not build in the next 2 years I would have to pay him an additional 50,000 so I have until Jan.1 to come up with this money or if I donot I would receive back my original payment of 250,000 Dollars. My land is worth over 700,000 so he is hoping that I donot come up with the money..My land is listed for sale for 900,000 U.S. dollars and Brazils real estate unlike ours is very hot for beachfront. I can pay the 15000 back easily in 6 months as you can see below--very little monthly expenses compared to my monthly net----If I had till march to pay him I would not need the money but he will not extend the contract-------So as you can see this is very unusual that I need this money----I am caught in a time frame and I donot have much time---Thank you------my word is good and my job as a teacher is secure--this is very important

My financial situation:
I am a good candidate for this loan because? I really am in great financial condition--I have a guaranteed pension ,I collect 2750 every month and I make another 71000 per year as a teacher here in Florida..I have a very secure job unlike most people today and have been double-dipping since leaving? my post in New Jersey in 2003.I also have free medical benefits for life thru New Jersey retirement along with disability so medically I am protected.I owm lots of property free and clear overseas but the banks now will not take it as colateral since the economy is weak..I can basically save my pension every month but I purchased a few beachfront properties
Monthly net income: $
6700 per month net----I make 71000 as a Broward county school teacher and 2750 net per month from my New jersey pension or 6750 per month
Monthly expenses: $
??Housing: $ 525
??Insurance: $ 150
??Car expenses: $ 200--gas
??Utilities: $ 60
??Phone, cable, internet: $25
??Food, entertainment: $?400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,750.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 29.84%	Starting monthly payment:	$277.38

Auction yield range:	17.27% - 26.50%	Estimated loss impact:	36.04%
Lender servicing fee:	1.00%	Estimated return:	-9.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1980	Debt/Income ratio:	33%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	35	Length of status:	0y 7m
Amount delinquent:	$4,561	Revolving credit balance:	$5,042	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	wise-entertaining-interest	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
setting up snow removal business
Purpose of loan:
This loan will be used to?get newer equipment for my son to operate this season

My financial situation:
I am a good candidate for this loan because?I want to build a work ethic in my son.

Monthly net income: $ 7100

Monthly expenses: $ 3170
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2001	Debt/Income ratio:	5%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,566	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	five-star-balance1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Loans and Fees
I am borrowing to pay off loans and fees for medical school.

THE STATE OF MY FINANCES
I am a responsible hard working individual. I have been on my current job for over three years. I have little credit history. My credit score is around 700. I've paid cash for most of my purchases and my fiance has always used his credit for our large purchases. I truly care about my credit, I'm seeking to purchase a home in the near future. I also want to take advance of this service because of the lower interest rates offer than at the banks.

Sincerely,
Responsible borrower
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1974	Debt/Income ratio:	16%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	13 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$101,535	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	lucrative-economy	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To pay for an unexpected expense
Purpose of loan:
My wife lost her full time job and is now working part time.? Although?my salary?represents 80% of our income,? her lost of income means that?we will have?lost about 10% of our total monthly income ($800).?This loan will be used to?pay some credit obligations up in adavance?so we?ontinue to make all financial obiligations.

My financial situation:
I am a good candidate for this loan because I have a 30+ years?credit history (since 1974) with never a serious problem (i.e., foreclosure, default, etc.).??I own two homes and?two cars. .

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 4000
??Insurance: $?150
??Car expenses: $500 (over in October)?
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$92.23

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1994	Debt/Income ratio:	36%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$14,641	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	top-jubilant-commerce	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for a bill
Purpose of loan:
This loan will be used to correct a mistake on my bank account.?

My financial situation:
I am a good candidate for this loan because I am conciencious that it is my responsibility to pay and settle my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$315.68

Auction yield range:	3.27% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1984	Debt/Income ratio:	12%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,962	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	yield-ambrosia	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CC debt from unemployment
Purpose of loan:
This loan will be used to?
pay off credit card debt accumulated as a result of unemployment and having run through all my other resources at that time (savings etc.).? My credit card company was giving me a rate of 7.99 but recently they jacked it up to 20.74.? I called them to see if they would keep it at 7.99 and they said no.? It was right before the new consumer credit card protection laws went into effect on 7-1-2009.
My financial situation:
I am a good candidate for this loan because?I have been an accountant for 25 years and have always paid my bills on time, except for 1 time when I was unemployed in 2008.? My credit score is over 700 and I have a good credit history.? The only bad things are my high credit card amount and the one house payment I was over 30 days late on in 2008.? Since finding a new job in June 2008, my credit has been excellent.? I was paying down my cc debt with my 7.99 % but now that it is 20.74, that is way too much for having good credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.42%	Starting borrower rate/APR:	32.42% / 34.83%	Starting monthly payment:	$437.88

Auction yield range:	11.27% - 31.42%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	52%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,081	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	graceful-penny	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my High Interest Loan
Purpose of loan:
This loan will be used to pay off my high interest personal loan from my bank, also for $10,000.? I took this loan out in order to help a friend out a few months ago, now I find Prosper a nice way to possibly lower my interest on it.? I am not sure when my friend will be able to return this money to me, as times are tough for her.? The interest rate is 14% on my current loan, I would appreciate it very much if I could convert this loan to something lower.

My financial situation:
I am a good candidate for this loan because I am very adamant about paying off my debt.? When possible, I like to pay off loans early, and have never defaulted on any loans.? Above all else, I will put this loan on the top priority of being paid off first.? I do have a few credit cards which I let my brother use my good credit in order for him to lower his interest so he can pay off his balance faster.? I really only currently have these expenses:

Income: $ 3300.00/Mo
-
Student Loan: $210/Mo
Credit Cards: $300/Mo
Rent including utils: $600/Mo
Car/Food Expenses: $300/Mo
(Currently) $210/Mo Personal Loan

Total Expenses: $1640/Mo

As you can see, I live well within my means, thank you very much for your consideration.? Please feel free to ask any questions.

-Y.S.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1977	Debt/Income ratio:	25%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	19	Length of status:	6y 7m
Amount delinquent:	$1,649	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	MITCH1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008) 660-680 (Mar-2007) 660-680 (Mar-2007)
Principal balance:	$947.25	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Car Repair-timing belt broke
Purpose of loan:
This loan will be used to?

I am a Security Officer Supervisor & Instructor.Our business is growing in the time of layoffs and cutbacks I have lived at my home for 10 years.?I appreciate all the people who had faith in me and bid on my first loan with Prosper, you allowed me to get ahead and get out of debt. I started out with a $4,000.00 loan with Prosper and only owe 950.78 on it now which shows I am a good bet to get your money back with interest. I did not expect to have a major expense of rebuilding my engine. I only want enough to get me back on the road and to continue working.?I have a charged off account with a credit card company from many years ago but to make it right I have been paying on it for 3 years now but they refuse to put it on my credit report, I can prove I have been paying on?it.
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$580.61

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1997	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,368	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vigilance-hut	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards, etc.
Purpose of loan:?Pay off and close out?credit cards, this?has occurred due to a large medical expense for my wife, flooding damage on home, personal expenses, etc.

My financial situation:
I am a good candidate for this loan because I have good credit (700+).? My wife whom would co-sign if needed has a score of 700+ as well.? I have a successful good-income job.? I am the GM of sales for the Cintas Corp and have been there 7+ years.??My base salary is 88k, with a max compensation of 149k.? Over the last 4 years, I have averaged around 110k annually.? My credit history shows no missed or late payments and like I mentioned earlier a good credit score.? I have roughly 10k in investments that I could use for funding or payment if I have to, however cashing out investments now with the economy is not wise.? I am including this because I want to reassure you?that I am a competent, qualified and dependable borrower.??I have submitted my information on Lending Tree so you may see inquiries on my credit report due to this, but I have not taken any loans from anyone.? It was a mistake which now I know.? With your funding and support, my family and I would?be able to finally put behind us my wife's surgery and the flooding damage at our home, which is $10,000 of the credit card debt.??Thanks to all of you who have shown consideration to my request, I appreciate it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$85.95

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1988	Debt/Income ratio:	33%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	4y 5m
Amount delinquent:	$3,604	Revolving credit balance:	$2,030	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	AlmostDebtFree	Borrower's state:	Oregon	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,200.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 640-660 (Jul-2009) 640-660 (May-2008)
Principal balance:	$4,471.43	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Relisted.....Please consider.
Purpose of loan:
This loan was to be used for orthodontics for my two daughters.? I have lowered the amount a few times.? Initially I was going to use it for ortho and pay off the last credit card, but ortho at this point is more important.? I am continuing the credit card payments.

My financial situation:
I am a good candidate for this loan because I am already paying more than this loan would be monthly.? I currently have another Prosper Loan that I have paid on time every month since?July of 2008.?? In October 2007,?we signed up with a debt settlement company.? At that point we had never missed a payment?and had a good credit score in the low 700s.? We just had too many payments due to job loss in?2004.? The debt settlement company?instructed us to stop?making payments so they could help us settle.? At that time I did not know what it would eventually do to us.? I withdrew from the settlement company and began to contact the credit card companies.? I have paid off several with the previous?Prosper loan and I have a few more to payoff that I have been making monthly payments on.? I wanted to clear up?the credit score that is not so good any longer.? It is not because we are not making our payments, but because of the poor choice we made with the debt settlement company.? Please consider this loan.? We do make our loan payments, house payments, and credit card payments.? We just want to finally have everything paid off with these companies.? Please review?the existing Prosper loan that is in good standing.? ?????????????????????????????????? Monthly net income: $ 3200.? This is my income only.? It does not include my husbands income of $4600.

Monthly expenses: $
??Housing: $ 835, which my husband pays out of his check.
? Insurance: $?65
??Car expenses: $ 239
??Utilities: $ 130
??Phone, cable, internet: $?225
??Food, entertainment: $ 400 for a family of 5
??Clothing, household expenses $ 75
??Credit cards and other loans: $?300
??Orthodontia Monthly:? $250, to be paid with loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427108
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1997	Debt/Income ratio:	34%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	12y 9m
Amount delinquent:	$1,200	Revolving credit balance:	$37,760	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	LaxStarr	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	1 ( 7% )	640-660 (Aug-2009) 640-660 (May-2008)
Principal balance:	$2,251.04	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Engagement Ring/Wedding Costs
Purpose: To acquire a loan that gives me financial backing to purchase an engagement ring for my girlfriend, and top off the rest of the money needed to put towards a very small, economical wedding for us.? Under my current financial plan, I can comfortably handle a monthly payment plan of up to $200 a month for 36months.

Finances: I continue to work at paying down my debt with every extra penny I have (high interest first)

Credit Blemishes: I had one incident with my first prosper loan, where my payment was less than 5 days late.? This happened when I changed my checking account number due to account intrusion, and didn't get the information to Prosper on time.Monthly net income: $ 4800

Monthly expenses: $? 3490
??Housing: $510
??Insurance: $ 80
? Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.42%	Starting borrower rate/APR:	32.42% / 34.83%	Starting monthly payment:	$1,094.70

Auction yield range:	11.27% - 31.42%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1997	Debt/Income ratio:	40%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	35y 9m
Amount delinquent:	$0	Revolving credit balance:	$24,425	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deal-quest	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to?
Trying to avoid newer HIGHER interest rates. Looking for a lower rateand disciplined payoff plan.
My financial situation:
I am a good candidate for this loan because?

Have been in this business for over 55 years. Always been sucessful, and profitable.
Monthly net income: $

monthly net income is $ 3,580.00.
Monthly expenses: $
??Housing: $ 1,100.00
??Insurance: $ 105.00
??Car expenses: $ 315.00
??Utilities: $ 85.00
??Phone, cable, internet: $ 125.00?
??Food, entertainment: $ 250.00?
??Clothing, household expenses $ 125.00
??Credit cards and other loans: $ 1,000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2000	Debt/Income ratio:	28%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,298	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Haven26	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 88% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	3 ( 12% )	520-540 (Aug-2007) 520-540 (Jun-2007)
Principal balance:	$1,121.94	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Dental Work (2nd Prosper Loan)
About me
I?m a 27 year old single man living in the great city of Chicago. I work full time as an Optician at a high end Optical boutique.

What this loan is for
I am asking for this loan so that I may pay for 2 dental Implants. In an accident I lost two of my teeth, my career involves heavy person to person interaction and I feel that I can't fully perform without worrying about my smile and how others see it. My Endodontist is willing to help with some of the overall cost if I can come up with the amount in full.?

My income & Expenses
My salary is $1,144 after taxes (bi-weekly), or $2288/month. I have extra income, from my work commission. It varies, but I make an average of $875/per quarter (Sept, Dec, Mar, Jun) from that, so that adds about $3500. to my total yearly income. My ongoing monthly expenses and budget now are $1322.

Paying off this loan
Comparing my income to my expense total, you will see that I will have a cushion of $966 per month (not including commission). Please feel the free to ask any questions regarding personal expenses.
I do have a current loan that is in excellent standing and almost paid off.

Thank you for your time and consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,510	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	gain-harmonica	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
make a new room
Purpose of loan:
This loan will be used to make my room bigger?

My financial situation:
I am a good candidate for this loan because?im well discipline in everything I do,Iam responsible and always on top of paying my bills.

Monthly net income: $2000.00

Monthly expenses: $ 1252.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.30%	Starting borrower rate/APR:	18.30% / 20.51%	Starting monthly payment:	$726.06

Auction yield range:	17.27% - 17.30%	Estimated loss impact:	25.96%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1974	Debt/Income ratio:	12%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	20y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	agreement-dessert	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to debt consolidation.

My financial situation:
I am a good candidate for this loan because I have always paid off all of my bills in a timely fashion.? I am a business owner for over thirty years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427142
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,250.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$260.11

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1992	Debt/Income ratio:	34%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$11,073	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	visionsofgreen	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Feb-2008) 680-700 (Nov-2007) 720-740 (Oct-2007)
Principal balance:	$2,637.57	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Investment
Purpose of loan:
This loan will be used to? This loan will be used for an investment opportunity that I am already involved in and making money on.? The program is getting ready to close it's doors to the public and going private after which there will be no further opportunity to invest. I would very much like to grow my investment before that happens.? This investment opportunity is very safe and making me enough currently to pay this loan.

My financial situation:
I am a good candidate for this loan because? I have always been a single mom struggling to provide for my now 15 year old son.? He is an A student and the equivalent of a 3rd degree brown belt in Kenpo Karate. He plays cello in his school orchestra and in the community youth orchestra. I work hard to provide these opportunities for my son and to pay all my debts. I have always paid my bills and have never missed a payment on my Prosper loan. I have been paying down my credit cards, but in this economy the credit card companies continue to raise the interest rates making it hard to get ahead. I think what you all do here is inspiring and would rather pay?you than continue paying the banks. I appreciate your consideration in funding my loan. I promise you won't be disappointed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	18	Length of status:	2y 4m
Amount delinquent:	$273	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	KrisMac	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	700-720 (Latest)
Principal borrowed:	$9,425.00	< mo. late:	0 ( 0% )	640-660 (Aug-2007) 640-660 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
2nd Prosper Loan! - Business Growth
Purpose of loan:
This loan will be used to take my business to next level. I have been running my online business from home for the last 2 years while also employing 2 employees thanks to my last Prosper loan which was paid off early. I would like to move my business from home to get an office with more employees.

My financial situation:
I am a good candidate for this loan because I pay my bills on time (this is my second Prosper loan, the first one was paid off early) I am also a homeowner with a mortgage and two car payments all of which have never had any late payments in 4 years.

Monthly net income: $ 20,000

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 350
??Car expenses: $ 1800
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 800
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 0
??Other expenses: $ 0
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$171.90

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1998	Debt/Income ratio:	4%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	22y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Crumpio	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a motorcycle for comuting
Purpose of loan:
This loan will be used to buy a motorcycle for going back and forth to work

My financial situation: I have a poor credit rating because I have to file bankrupt due to short work and medical bills.? Now that that is over with I will have plenty of money to pay the loan back.? I am willing to pay a high intrest rate to help improve my credit.? I will qualify for a 401K loan when I get this money.? It will be used to pay off a 401k loan that I have right now. (then i can borrow it again and pay back the prosper loan)?

Monthly net income: $ 1600.00 after taxes and 401k loan payback.?

Monthly expenses: $
??Housing: $?0.00 ( house paid for 17 years, never had a house payment)
??Insurance: $ 400.00 a year
??Car expenses: $ 0?(2 cars paid for)
??Utilities: $ 157.00 average for gas and electric a month
??Phone, cable, internet: $ 118.00
??Food, entertainment: $ 400.00 grocerys
??Clothing, household expenses $ 100.00 (I have 2 growing girls)
??Credit cards and other loans: $ 0 ( wiped out with the bankrupt) But I am responsible adult,? just went down a rough road.
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.35%	Starting borrower rate/APR:	28.35% / 30.70%	Starting monthly payment:	$103.88

Auction yield range:	11.27% - 27.35%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1998	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$40,923	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wedplanner08	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Car repairs needed
Purpose of loan:
This loan will be used to get some car repairs done.? These are mechanical repairs that right now don't make the car un-drivable, but which do need to be corrected in the very near future.

My financial situation:
I am a good candidate for this loan because although I have been unemployed for the past 7 months, I've managed to stay on top off my financial obligations.? I have just recently excepted a position that begins the middle of October.? I would like to get my car fixed prior to starting or very shortly after starting this new job.? No one likes to use the excuse "I had car trouble" when just beginning a new job.? In addition, I paid off my previous Prosper loan within the first year.? My income listed is the excepted monthly income from the new job.?

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 1200
??Insurance: $?100
??Car expenses: $540
??Utilities: $?75????????????????????
??Phone, cable, internet: $ 120?
??Food, entertainment: $ 120
??Clothing, household expenses $100
??Credit cards and other loans: $?350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$178.69

Auction yield range:	17.27% - 33.00%	Estimated loss impact:	26.95%
Lender servicing fee:	1.00%	Estimated return:	6.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1972	Debt/Income ratio:	125%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	21 / 13	Employment status:	Retired
Now delinquent:	0	Total credit lines:	45	Length of status:	19y 7m
Amount delinquent:	$0	Revolving credit balance:	$61,831	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	TripleNickle	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,555.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 640-660 (Jul-2009) 680-700 (Aug-2008) 640-660 (Jul-2008)
Principal balance:	$1,135.25	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
DON'T NEED CHS 29.99% OR USB 28.99%
urpose of loan:
Last Car Payment in September. Do NOT need Chase card at 29.99% or US Bank Credit at 28.99%- BID NOW!
This Second?loan will be used to?pay?down credit card debt.? I have been paying down Highest APR to lowest.
I am a good candidate for this loan because I have not been late or missed a payment in over 54 years !!!
YOUR GAIN will Help EASE MY PAIN.?Hope to finally?get another Prosper loan as well as helping lots of other Prosper members as a Lender.? When I lost my good job in '90, Credit cards had?to go to mostly minimum payments.? Got a second Mortgage in 1995 to pay off most of them.? This 2nd was?PAID in
2005 and the 1st Mortgage PAID after 30 yrs, in 2006.? Believe me, I fully understand how difficult debt??
can be!!!. My thanks to Prosper Members who are helping me to dissolve my credit card debt by paying?
off high limit creditors One-By-One.? Let us all continue to "bank on each other" IT REALLY WORKS !!!!!!
Special thanx to Kermit24, JMA Three, D Tempus B, Lending Stats dot com & Ice Fisherman who?bid on
my 1st Prosper Loan and transaction-animal8 who was kind enough to place a bid on my try for a 2nd.
I still plan to be a Prosper Lender and I will remain active in my bids to help out many more Prosper folks with $555 of this loan because I think it is a very good thing - this Prosper Thing on the Computer !!???

Monthly net income: $ 2735.26

Monthly expenses: $ 2535.00
??Housing: $ 0.00 - 30 yr Mortgage paid off 10-2006 (2nd in 2005)
??Insurance: $ 123.25
??Car expenses: $ 100.00
??Utilities: $ 123.00
??Phone, cable, internet: $ 78.66
??Food, entertainment: $?235.00??and Clothing, & household expenses $ Paid by Wife.?
??Credit cards and other loans: $?2000.00??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1992	Debt/Income ratio:	32%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$39,756	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	hope-magnifico	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
The purpose of this loan is to pay off the balances on my credit cards all of which have very high interest rates (3 cards with rates of 17.68%; 19.9%; and 29.99%). I worked for the UN Refugee Agency for the past 4 years in various refugee camps around the world and ran up some debt moving around so much and not having a home base (or regular internet access).

My current financial situation is stable and I am making my monthly payments on time but I am unable to save for the future. I am a good candidate for this loan because I have a stable income and I can make regular payments. I am a lawyer working with a non-profit organization on a national pro se legal assistance program for people who do not have legal representation. As someone with a professional degree, I have strong earning potential and I am finally anchored in one place and getting a grip on my financial life.

My net income is $3300/month. My rent is $1090. My monthly expenses are minimal and include my groceries and cell phone. I am working hard to keep spending low. I do not have a car. I use public transportation which costs $40/month or sometimes I cycle to the office. I don't have cable or internet. I am seeking a debt consolidation loan through Prosper because I would rather pay my peers than big credit card companies.

Thank you for taking the time to read my profile. I am a safe bet and I would not let you down!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$369.09

Auction yield range:	17.27% - 18.50%	Estimated loss impact:	35.53%
Lender servicing fee:	1.00%	Estimated return:	-17.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1981	Debt/Income ratio:	31%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	22 / 18	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	54	Length of status:	19y 11m
Amount delinquent:	$223	Revolving credit balance:	$234,149	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	investment-producer6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate credit card debt
Purpose of loan:
This loan will be used to consolidate my high interest credit cards. They were low at one point, then the Obamanation occured and the banks took the liberty of raising every American's card rates while bailing out the banks and financial institutions. So what do they do with the billion?, they keep it and screw us by charging? more fee's and raising everyones rates. I have 24 to 29% rate on 2 laons and I want to get them down to a reasonable? workable rate. I am NEVER late on my monthly obliagations. I have been with the same company since 1989 and am a commission sales rep. I am a top writer with my company, and plan on making more money next year. Lending me your money will not be a risk, I always pay my debts...
My financial situation:
I am a good candidate for this loan because I pay my bills, plain and simply?
PS: You will see I am delinguent of a "medical" bill for $223.00..I told the the Doctor I would NEVER pay him the money because he almost killed my child. I told him I would rather spend $1,000 on an attorney then pay him, so he put me in collections , that is why it shows I owe the money
Monthly net income: $ 8,500

Monthly expenses: $
??Housing: $ 1599.
??Insurance: $ 125.
??Car expenses: $ 499.
??Utilities: $ 210.
??Phone, cable, internet: $ 99.00
??Food, entertainment: $ 350.
??Clothing, household expenses $ 75.?
??Credit cards and other loans: $ 1900.
??Other expenses: $ 150.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	14 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 9.58%	Starting monthly payment:	$186.64

Auction yield range:	6.27% - 6.50%	Estimated loss impact:	5.09%
Lender servicing fee:	1.00%	Estimated return:	1.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-2000	Debt/Income ratio:	27%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$14,565	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gain-atizer	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
KNOCK DOWN CREDIT CARDS
Purpose of loan:
This loan will be used?pay off 3 credit cards?and take advantage of your low rates.?

My financial situation:
I am a good candidate for this loan because? because I have a stable job and I have the opportunity for growth and make more money pretty soon. My wife also has a stable job, she's a dental lab tech and we help each other a lot since we don't have kids yet.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1987	Debt/Income ratio:	34%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	17 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	49	Length of status:	2y 1m
Amount delinquent:	$40	Revolving credit balance:	$18,437	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	canamp	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008)
Principal balance:	$2,530.30	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Much needed plumbing repair
Purpose of loan:
This loan will be used to?Repair some plumbing for my upstairs bathroom. The sink and shower has been out of order for more than 14 months. The loan will help us purchase the materials and pay a plumbing company to repair the damaged pipes.?

My financial situation:
I am a good candidate for this loan because? I want to thank the Prosper community for my first loan which has helped me to? eliminate several monthly payments and debts from my monthly bills. I am current on my Prosper Loan and have been for the entire 12 months. I have a part time job now and am able to bring in $400 extra a month. I will use $100 of that amount each month to make additional payments to this loan.

Over the past year my wife was furloughed by her company and for a while we had to make ends meet as a single income family. We survived the furlough and are back on track.
Monthly net income: $ 4700

Monthly expenses: $
??Housing: $ 2500
??Insurance: $
??Car expenses: $ 385
??Utilities: $ 300
??Phone, cable, internet: $ 108
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 525
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 31.43%	Starting monthly payment:	$41.08

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1988	Debt/Income ratio:	22%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$10,511	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	wealth-sensor	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RIKA PERSONAL LOAN
Purpose of loan:
This loan will be used to kitchen improvement.

My financial situation:
I am a good candidate for this loan because I have not had?any delinquent accounts in the last 7 years.?

Monthly net income: $ 3600.00

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 117
??Car expenses: $ 125
??Utilities: $ 100
??Phone, cable, internet: $ 135
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 250
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$903.81

Auction yield range:	8.27% - 17.00%	Estimated loss impact:	8.89%
Lender servicing fee:	1.00%	Estimated return:	8.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1998	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	65	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,024	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	income-eagle8	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start-up of Chiropracitc Practice
Purpose of loan:
This loan will be used to start a Chiropractic practice.? I am a recent graduate of Palmer College of? Chiropractic and am looking to start my own practice.? I have previous business ownership experience and have already found a great location that is available for lease.

My financial situation:
I am a good candidate for this loan because I am ready to start my own practice, I have a great support group of both family and friends, as well as other professionals (including other chiropractors) who are available for coaching and teaching.? I have researched demographics and spoken with many other local chiropractors to learn the best marketing strategies for our area.? I am confident that within 6 to 8 months I will be turning a profit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.42%	Starting borrower rate/APR:	13.42% / 15.57%	Starting monthly payment:	$152.53

Auction yield range:	4.27% - 12.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1999	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,390	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dressage-rider	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
purchase dressage horse
Purpose of loan:
This loan will be used to purchase a dressage prospect, or young horse that has the talent to be trained to the upper levels of the art of dressage. The young horses cost between 7,000.00 and 15,000.00, with training their value balloons rapidly. ?
Some hard work, and good shopping has resulted in locating a prospect for 4500.00

I am a Social Worker that works with high risk clients, men mandated for domestic violence, and? felons with records of repeated offenses and substance abuse problems.? This is stressful but important work and my "therapy" is the time I spend working with horses.

My financial situation:
I am a good candidate for this loan because?My partner and I own our home, I own my car which is a recent model. Our bills are current, and most of all I like what you are doing. In addition to my part-time jobs,? I have started a new private practice which is growing and recently opened a new office in a town 40 miles south of us as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$36,485	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	magical-credit	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Liquor License and Amenities
Purpose of loan:
This loan will be used to invest in my business, an independent pizzeria.? We are in need of a liquor license and a few other amenities in order to increase the growth of our restaurant.?

My financial situation:
I am a good candidate for this loan because I have good credit and an up and coming business with exceptional growth potential.?

Monthly net income: $2000

Monthly expenses: $1400
??Housing: $525
??Insurance: $
??Car expenses: $
??Utilities: $40
??Phone, cable, internet: $78
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $455?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2000	Debt/Income ratio:	22%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	0y 8m
Amount delinquent:	$111	Revolving credit balance:	$9,422	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	adorable-silver	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all revolving debt
Purpose of loan:
I would like to?consolidate all debt and bills in order to pay?them off faster.?
I am making good income at a private Equity Firm?and I am current on all bills.
Any questions? Feel free to ask.

Thanks!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427214
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.01%	Starting borrower rate/APR:	10.01% / 10.35%	Starting monthly payment:	$32.27

Auction yield range:	3.27% - 9.01%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-2003	Debt/Income ratio:	5%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$40	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	p2p-journey	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Establishing w/ Prosper
Purpose of loan:
This loan will be used to establish a history with prosper in hopes to have lower rates in the future when I may need a loan.? I will use a significant portion to reinvest in prosper.? My goal is to re-loan the money at twice the rate borrowed.?

My financial situation:
I am a good candidate for this loan because I have solid credit, take credit seriously, have never/will never be in default or delinquent in any account now or in the future and can afford the loan with ease.
My general income is over $2000/month with expenses at around $1600/month.? I currently invest %10 of income, donate 10% of income and save the remainder when not vacationing.? I am enjoying experimenting with different ways to make money and think there is opportunity to do so through leveraging on prosper.? Thank you fellow lenders for looking and please feel free to ask questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1992	Debt/Income ratio:	33%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	23y 1m
Amount delinquent:	$0	Revolving credit balance:	$17,891	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	benefit-galleon	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay down two credit cards
Purpose of loan:
This loan will be used to? pay down two credit cards. With the changes coming I am afraid I will never make any ground because the amount due monthly will be excessive.

My financial situation:
I am a good candidate for this loan because?
I have always paid my debt even if late in the past. I am cuurent with all debt but want to get out of debt.I have learn hard lessons.
Monthly net income: $
3000.00
Monthly expenses: $ 1800.00
??Housing: $ 582.00
??Insurance: $ na
??Car expenses: $?390.00
??Utilities: $???Phone, cable, internet: $ na--paid by husband
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 474.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	26.64%	Starting borrower rate/APR:	27.64% / 29.98%	Starting monthly payment:	$164.68

Auction yield range:	14.27% - 26.64%	Estimated loss impact:	15.91%
Lender servicing fee:	1.00%	Estimated return:	10.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1991	Debt/Income ratio:	31%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	17y 5m
Amount delinquent:	$0	Revolving credit balance:	$104,085	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	nemo594	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to pay off a high interest credit card.?

My financial situation:
I am a good candidate for this loan because I am current on my debts and never make late payments.? Having been through some challenging life circumstamces lately related to a divorce.? That is all behind me and looking to start anew.?

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$75.50

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1990	Debt/Income ratio:	9%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	17y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,874	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	camaraderi-concerto	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taking Care of Debt
Purpose of loan:
This loan will be used to take care of a few debts.

My financial situation:
I am a good candidate for this loan because I have been employed with the same employer for 18 years.? I am dedicated to paying off all of my debts.? I can afford the re-payments.

Monthly net income: $ 4,578

Monthly expenses: $ 2,585
??Housing: $ 1575
??Insurance: $ 86
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 424
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.06%	Starting borrower rate/APR:	22.06% / 24.32%	Starting monthly payment:	$191.11

Auction yield range:	11.27% - 21.06%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	18 / 18	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$28,198	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rec552	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	640-660 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	1 ( 5% )	660-680 (Nov-2007)
Principal balance:	$4,311.91	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Changing Careers
Purpose of loan:
Going into the supplemental insurance business. This is a commision? only business with upside potential, however there are basic start up cost and preparation. I'm looking for the opportunity to be self employed and independent. I've saved enough until thing get off the ground and will use the money for start up cost. This is a re-list as being self employed now.

My financial situation:
I have the normal credit card debt and car payment. I'm looking to improve my long term income and thus my financial situation.

Projected Monthly net income first six months : $3-$5000
Projected Monthly net income second six months : $5000 plus.

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 250
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $200
??Food, entertainment:?150
??Clothing, household expenses $ 150?
??Credit cards and other loans: $ 700
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427304
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1989	Debt/Income ratio:	30%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,064	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	50%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	4
Screen name:	systematic-principal2	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Put in new flooring in bathroom
Purpose of loan:
This loan will be used to?
My financial situation:regions bank I am a good candidate for this loan because I realize how very important it is to re-establish my good name and now that I have completed my education with a much higher salary, I know I can do this if given the chance. Monthly net income: $ 7,000 >Monthly expenses: ??Housing: $280
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 30.75%	Starting monthly payment:	$49.29

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1999	Debt/Income ratio:	14%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,652	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Homebody48	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 6% )	640-660 (Mar-2008) 560-580 (Jan-2008)
Principal balance:	$2,352.86	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
starting a business from home
Purpose of loan:
This loan will be used to?start my own business.? ?I am looking to supplement my income by working from home.? It is hard to find a regular?job because a lot of people are looking and my walking is very slow plus I am a senior citizen?.? I have found a good homebased business plan?to help me work from home.? These funds?will help?me accomplish my goals.?

My financial situation ??? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ???? ??? i
I am a good candidate for this loan because I have a great business plan.

Monthly net income: $ 1,656.00

Monthly expenses: $
??Housing: $ 343.
??Insurance: $?92.90
??Car expenses: $ 104
??Utilities: $ 70
??Phone, cable, internet: $103.00
??Food, entertainment:?350.00??Clothing, household expenses $ 50.
??Credit cards and other loans:?330.19
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427328
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1996	Debt/Income ratio:	45%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$26,117	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Heights149	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	640-660 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2007) 620-640 (Apr-2007) 640-660 (Mar-2007)
Principal balance:	$4,912.46	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
replacement roof/catch up on bills
Purpose of loan:
This loan will be used to? to repair roof and catch up on a couple of bills????????

My financial situation:
I am a good candidate for this loan because? I am a prosper member and have a good record of repaying my loan

Monthly net income: $ 8000????

Monthly expenses: $
??Housing: $ 3000????
??Insurance: $ 212
??Car expenses: $?800
??Utilities: $200
??Phone, cable, internet: $?250
??Food, entertainment: $ 175
??Clothing, household expenses $ 100
??Credit cards and other loans: $?600
??Other expenses: $ 900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1993	Debt/Income ratio:	15%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,740	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	34	Homeownership:	No
Inquiries last 6m:	6
Screen name:	YADDY	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	600-620 (Latest)
Principal borrowed:	$5,200.00	< mo. late:	1 ( 4% )	600-620 (Jul-2009) 600-620 (Oct-2007)
Principal balance:	$2,437.01	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Trying to help my mom w/ her debt
Prosper Loan #2

I want to?give my deepest appreciation to?everyone that has bid on me before and hope that they come back again.

Purpose of loan:?
I?need to help my mom get back on her feet.? She is in need to payback some of her debt but does not have the credit to obtain a loan.? My mom has come to me for help and I would really like to help. The debt came about a few months ago because my grandmother her mom became ill and needed surgery.? My grandmother lived in Texas and so my mom would travel by bus to get there, which she made numerous trips back and forth because she to is ill and needed to come back to IL. to see her doctors.? My mom did not have the funds to do this and so she turned to a few of her frineds that were able to help her and so this is why she came to me for help.? She needs to pay back her friends and keep their good faith.
I have tried to get my debt organized also so you will see?that I attempted to relist for a second loan for myself but this is no longer the case, thanks to words of wisdom I received from a lender on Prosper?:)
My mom would be able to payoff her $3500.00 debt without my help but the issue here is that she needs to pay the lump sum all at once and she nor I have that kind of money saved up.?

My mom receives disability & alimony every month and would be able to make the payments to me prior to the automatic withdrawal.?
My financial situation:?I have a great stable job and I have always been a trust worthy/ responsible/ christian person.?By having the monthly payment automatically withdrawn from my checking account?it will?ensure my lender(s) full repayment.??

Please let me know if anything else is needed or if any other/different information is needed. I know that by listing this loan under my name and information makes me totally responsible but I do trust that my mom is fully capable of paying back the monthly installments.??I pray and hope that someone can help her/us. I do appreciate you taking the time to view my listing. God Bless!

The following information is based on my mother's income and expenses:

Montly Net Income:? $1570.00

Monthly expenses: $?640.00
??Housing: $?0? (?My mom lives with my sister)
??Insurance: $?100.00
??Car expenses: $ 80.00 (gas). Vehicle is paid off
??Utilities: $?200.00 ( Helps my sister with this bill)
??Phone, cable, internet: $?0 (My brother pays for her phone bill)
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 60.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.17%	Starting borrower rate/APR:	9.17% / 9.51%	Starting monthly payment:	$143.46

Auction yield range:	3.27% - 8.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1999	Debt/Income ratio:	3%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,466	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nickel-scout	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Video Production - Refi Loan
Purpose of loan:
This loan will be used to refinance an existing business loan which is currently at a higher interest rate. A loan was obtained last year to finance equipment purchases including a High-Definition(HD) video camera and a Mac Pro computer for video editing. The business started offering HD video packages since last year. HD video packages command premium pricing compared to standard video packages.

My financial situation:
I am a good candidate for this loan because I have a solid track record of repaying loans and never missing a payment. The videography business has been operating since 2003 delivering a steady yearly revenue growth. Customer list includes retail clients (for weddings & parties) as well as corporate clients (for promotional videos).?

Miscellaneous notes:
I am the business owner and employ one full time employee who performs the shooting & editing tasks. I am also employed full time separately - The occupation and income in the borrower's profile reflect this.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.75%	Starting borrower rate/APR:	17.75% / 19.96%	Starting monthly payment:	$288.22

Auction yield range:	11.27% - 16.75%	Estimated loss impact:	10.39%
Lender servicing fee:	1.00%	Estimated return:	6.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1990	Debt/Income ratio:	24%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,281	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	a-revenue-party	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to? consolidate credit cards

My financial situation:
I am a good candidate for this loan because? of my past? long credit history and stable work history

Monthly net income: $ 4600

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 200
??Car expenses: $ 680
??Utilities: $ 200
??Phone, cable, internet: $ 300
??Food, entertainment: $ 400
??Clothing, household expenses $?
??Credit cards and other loans: $400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$302.24

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2002	Debt/Income ratio:	18%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,230	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	unrivaled-revenue	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Completing an unfinised bath
Purpose of loan:
This loan will be used to?
Complete a much needed second bathroom that was unfinished when I purchased the home. This will improove the liveability of the household greatly and fullfill a promise that was made during the purchasing process.
My financial situation:
I am a good candidate for this loan because?
I am very capable of paying back all of my financial obligations and I am a firm believer in taking personal responsibility.

Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	22 / 20	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$26,789	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	blue-priceless-dime	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
N.Y. WINE SHOP. HOLIDAY INVENTORY
Purpose of loan:
This loan will be used to purchase Holiday inventory. In the Wine & Liquor business Novenber and December are the two busiest months of the year. All? the major suppliers have great pricing on all the products needed for Thanksgiving & Christmas. I have been in this business myself for the last 35 years. My father had a retail Wine shop for over 30 years. He retired and sold it back in 1990. I opened my new store in November 2005. Business has been growing every year. I do need?extra cash?to purchase Holiday inventory to help fill up the store. In the wine business, the bigger the selection a store has, the more you sell !

My financial situation:
I am a good candidate for this loan because I know what sells in my neignboorhood. I know what kind of inventory to carry that will sell off the shelves fast.?

Monthly net income: $ 11,000

Monthly expenses: $
??Housing: $ 2,600
??Insurance: $ 495.
??Car expenses: $ 388.
??Utilities: $ 325.
??Phone, cable, internet: $ 129.
??Food, entertainment: $ 400.
??Clothing, household expenses $ 50.
??Credit cards and other loans: $ 1550.?
??Other expenses: $ 150.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1997	Debt/Income ratio:	24%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,257	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	established-liberty5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off cards&Daughters wedding
Purpose of loan:
This loan will be used to?
Pay off a few credit cards and help my daughter pay for her wedding. I have a few credit cards that I would like to pay off and not use anymore. My daughter is getting married next year and I would love to help her pay for it. We have decided to keep it small but even small weddings cost?more than I would have thought! I?don't want to look in her?eyes and tell her that I can't help pay because I didn't get the loan.??
My financial situation:
I am a good candidate for this loan because?
I work hard and go the extra mile at my job to insure that I keep my job. My husband & I will do what it takes to pay this loan back.

Monthly net income: $2007.52

Monthly expenses: $??
??Housing: $ 1300.00
??Insurance: $600
??Car expenses: $400.00
??Utilities: $300?
??Phone, cable, internet: $300?
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $500
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$399.17

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1978	Debt/Income ratio:	26%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Retired
Now delinquent:	2	Total credit lines:	24	Length of status:	19y 10m
Amount delinquent:	$674	Revolving credit balance:	$11,652	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	8Beekeeper8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards quickly.
Please bid down to the 7% APR range.

My financial situation:
I am a good candidate for this loan because I pay my bills on time.
I am in the process of correcting information incorrectly reported on my credit report.? When that is corrected, my credit score will revert to Excellent.? My friends and family know this about me.? I am not delinquent? on any bills and can prove that.? I became aware of these errors when doing this listing.

Monthly net income: $ 2609.00

Other Important Information:
I have found out that the state my friends live in does not allow people to bid on Prosper.? I have checked my credit report and the two so called delinquencies" appear to be errors and are in the process of being corrected.? I have had an excellent credit score and these two errors have moved it to HR but should be correctable after 30 days it takes for the credit bureaus investigation.? I am glad I found out about these errors, thanks to Prosper.

Monthly expenses: $
??Housing: $ 1155
??Insurance: $ in mortgage and deducted before income shown
??Car expenses: $ 0
??Utilities: $ 483
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 10
??Credit cards and other loans: $ 250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.62%	Starting borrower rate/APR:	28.62% / 30.98%	Starting monthly payment:	$166.80

Auction yield range:	11.27% - 27.62%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2005	Debt/Income ratio:	18%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,375	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	industrious-penny	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school expenses
Purpose of loan:
This loan will be used to pay for the rising costs of going to school in California. Unfortunately they are charging us more and more each year, while offering us fewer classes. On the job front, I am facing a worldwide economy that is contracting as I type this, making it a priority for me to finish my college education so that I can successfully compete against the rising percentage of young adults that are receiving a higher level of schooling.

My financial situation:
I am a good candidate for this loan because during the next 3 years, while completing school, I will be living at home with my parents and working full time to save money and pay for the loan. I won't have any expenses except food and gas, and my parents have offered to chip in on the loan as long as I stay in school. I should have around $1000 a month of unused income to devote to the loan if need be. I've held my job for the last 3 years at REI, which is a company that always takes care of their employees and is a great company to work for.

I am 22 years old and I want to start off with great credit. I've never missed any payments on anything before and I don't intend to. Living at home and paying this loan will be much easier than the $650 dollar a month rent that I was paying before I decided that school needs to be my focus.
I thank you all for your time. This would really be a big step toward completing my goals.

Monthly net income: $ 1630 after taxes. Around $1000 after expenses.

Monthly expenses: $ 600
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $ 150

Available Monthly Income to Pay Back Loan: $1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,065.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$163.78

Auction yield range:	8.27% - 25.00%	Estimated loss impact:	7.10%
Lender servicing fee:	1.00%	Estimated return:	17.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1995	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,265	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$1-$24,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	KawreS	Borrower's state:	Nebraska	Borrower's group:	Big Red Money Machine Entrepreneurs & Debt Consolidation
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 96% )	680-700 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	2 ( 4% )	680-700 (Jun-2008) 660-680 (Sep-2006)
Principal balance:	$3,892.23	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Adding Photo Studio-3rd Prosp. Loan
This is my third loan and I have an?very good?track record - please take a look

What is the loan for?
Natural-Beauty Photorgraphy has been selling candid/sports photos since August 2004 and has been very well received by our local community, and has grown each year.? We continually have to turn away customers wanting?portraits, and we want to expand in to this area.? This is an expansion, not a new business venture.? 2 of us spent $3000 in August?going to Montana for a?Rocky Mountain School of Photography Studio Lighting Class, so we have education to go along with this expansion.

Proceeds will be used for:
$3840 Equipment from B&H
$100 Muslin & Dye for 2 more backgrounds
$125 Prosper Fee
$4065

Repayment:
I just paid off my first Prosper loan, a $275 monthly payment, the payments on this loan are?more than?$100/mo less.? You'll see on my first loan's payments I had a couple problems with my banks at the beginning, but made payments immediately after I was notified and I have had no problems on my second loan's payments.

Thank you for considering my loan request - please ask any questions you may have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.94%	Starting borrower rate/APR:	32.94% / 35.36%	Starting monthly payment:	$110.19

Auction yield range:	14.27% - 31.94%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2000	Debt/Income ratio:	46%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,556	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	illini2242	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Nov-2007)
Principal balance:	$1,014.70	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Second Prosper Loan--Baby on Board!
Purpose of loan:

First of all, I would like to take the time to thank all Prosper members for considering me for their loan and for your time to read my story.?Please help me if you can. My wife and I are expecting our first child around New Year's and would like to look to Prosper to help us with the costs that are involved. I have good employment and have paid my other Prosper loan on time for 2 years, so you have no worry of my defaulting on this. I am setting the opening rate high in hopes that lenders will drive it down. Please bid in confidence.?If you have any questions, please ask me.

My financial situation:

As I've stated above, I'm in a very stable job at State Farm?and have received numerous raises and promotions since being hiring in 2006. Admittedly, my financial situation is not the greatest due to some poor choices earlier in life, but I'm steadily working on improving it and funding this loan will help me further do so. As I stated above, I've never missed a payment on my previous Prosper loan and this loan will be no different.

Monthly net income: $2000

Monthly expenses: $ 1300
??Housing: $?250
??Insurance: $ 50
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $?350?

Money left?to pay Prosper Loan?$700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	11.27% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1998	Debt/Income ratio:	40%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	11y 2m
Amount delinquent:	$0	Revolving credit balance:	$18,811	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	return-monster	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing up the house
Purpose of loan:
Fix some things around the house?& rebuild credit.? I'd like to redo my flooring as well as the sink in the master bedroom

My financial situation:
I am a good candidate for this loan because I am in the military and will have a steady income for a minimum of the next 4 years.? I have been in the Marines for 11 years.??I own a home in North Carolina that I rent to co-workers, so I don?t spend too much on that, but I do contribute to those household bills.? I also own a hybrid car, so though gas prices have raised, I have saved some money there as well.

On more than 1 occassion last year, my accounts were frozen due to an error in the NYS Child Support system.? This error resulted in a payment for my mortgage being ruturned for insuffcient funds.? The payment is on an automatic schedule from my bank & the had already been submitted prior to the time the bank account was frozen.? I am also the cosigner on a vehicle loan for my daughter's mother.??She has?made all the payments, but has been late on a few.? As a result of these 2 incidents, my credit score has gone done a little bit.? Other than that, I have been consistant on paying my bills on time.

Monthly net income: $ 3928
Rental: $1000
Military Pay and Allowances: $2928

Monthly expenses: $?2677
Housing: $852?
Car expenses: $ 675 (Car payment + $80 Gas)??
Utilities: $200?
Phone, cable, internet: $200????
Food, entertainment: $250??
Credit cards and other loans: $ 500??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1997	Debt/Income ratio:	23%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$114,270	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	jtc220	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CC Consolidation with Better Rates!
Purpose of loan:
This loan will be used to help consolidate credit card debt which seems to have jumped to 26%.?

My financial situation:
I am a good candidate for this loan because current on all my payments and take it seriously.? Unfortunately I've moved states twice in two years for work which has been a burden as well as starting a new family.? Plus the economy has hit my income a bit.

Monthly net income: $ $15,000+

Monthly expenses: $
??Housing: $ 3600
??Insurance: $ 50
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 0
??Food, entertainment: $ 400
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 1000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$263.68

Auction yield range:	14.27% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1999	Debt/Income ratio:	74%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$18,466	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	basis-clarinet	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of High Interest Credit Card
Purpose of loan:
This loan will be used to pay off high interest credit cards. The credit card that my husband and I have had for the longest amount of time just informed us they are raising their interest rates to over 18%. This is almost doubling the current interest rate we pay! I tried to negotiate with them, but they are unwilling to budge unless I close my account. This is the only credit card we use, so we don't want to do that.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and always pay more than the minimum payments. My husband and I are trying to put ourselves in the position to buy a home in the next few years. Our debt has come from student loans, auto loans, and credit cards. Our credit card debt accrued mainly when we first were married. We relocated to an expensive area so I go attend graduate school. My husband did not have a job for several months. Over the years we have moved up in our employment and finally feel comfortable in our financial situation to a point we can actively pay down debt. We both have steady employment and both jobs are secure. I also recently picked up a part time job as well to aid our finances.

Monthly net income: $?
My income is approximately $2,800 per month from one job and about $400 from the part time job. My husband's income is approximately $5,000.

Monthly expenses: $
??Housing: $ 1795.00
??Insurance: $ 165.00
??Car expenses: $ 250.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00 +$150.00 for cell phones
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?1385 (includes $550 a month for business loan)
??Other expenses: $500 (daycare for child)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.02%	Starting borrower rate/APR:	24.02% / 26.31%	Starting monthly payment:	$392.43

Auction yield range:	8.27% - 23.02%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1984	Debt/Income ratio:	65%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,332	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	satisfying-loyalty	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PCS expenses, home closing costs
Purpose of loan:
This loan will be used to? pay moving expenses including home mortgage closing costs (sale) until military advances are available for PCS.

My financial situation:
I am a good candidate for this loan because? I have stable employment, a history of paying all of my bills, and supplemental income from military advances to pay the loan early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$164.31

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2001	Debt/Income ratio:	35%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$11,603	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-balance-taco	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My wedding
Purpose of loan:
This loan will be used to?pay off my wedding.?

My financial situation:
I am a good candidate for this loan because...I am prompt at making payments.

Monthly net income: $? 1,400

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $?0
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 400
??Other expenses: $ 80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$812.75

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1992	Debt/Income ratio:	55%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$51,474	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	fairness-galleon8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have never defaulted on any loan and pay my loans on time.? I need this loan to reduce the interest rate I am currently paying on my credit cards right now.? This loan if I obtain it, will be paid back before the due date.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$103.98

Auction yield range:	4.27% - 13.99%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1998	Debt/Income ratio:	18%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	18y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,849	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jeffandjigz	Borrower's state:	Texas	Borrower's group:	Socorro Capital Partners
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	740-760 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Dec-2007) 660-680 (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? Roll to a better rate, continue savings. This loan will be used to pay off Citibank credit card ($2700 @ 16.99%) and Chase credit card ($300 @ 17.99%). This is the last of the debt I incurred when I was out of work due to a medical lay-off for 3+ months. My short term disability policy denied payment, claiming pre-existing condition. I got a little over extended on my credit cards (debt was $7,000).

Employment and income: Solid work history. I am employed by a major airline for the last 18 years.? I am currently working at our telephone reservation center for the past 9 years.

My financial situation:
I am a good candidate for this loan because? In much better shape. I am now saving each month towards buying a house. I recently purchased a new vehicle in cash. I do have a little bit of variance in my income month to month but with this loan in place I can keep on track towards my long term goals. My plan uses the stock market for long term and a high interest savings account for safety.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	15	Length of status:	23y 5m
Amount delinquent:	$74	Revolving credit balance:	$8,803	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	new-interest-cupcake	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off some debt
Purpose of loan:
pay off some debt

My financial situation:
I am a good candidate for this loan because I am able to repay? and always pay off my debt

Monthly net income: $ is from 5 to 20 thousand per month

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 600
??Car expenses: $ 400 for maintenance and fuel
??Utilities: $ 175
??Phone, cable, internet: $ 320
??Food, entertainment: $ 450
??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $?? cars are paid off

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$98.81

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1977	Debt/Income ratio:	14%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$12,486	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	21%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	3
Screen name:	ryguysf	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$2,552.81	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying Down High Rate Credit Card
Purpose of loan: To pay off credit cards
This loan will be used to pay off my credit cards so I can start to beat debt, raise credit score and qualify for a good home loan for myself and my daughter.

My financial situation: Good
I consistently pay anything I owe and try and do so as quickly as is possible.? I have good credit and make enough for payments...it's just the rates (20%) on these cards are RIDICULOUS.? I consistently to pay back any debt as quickly and timely as possible.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 200
??Car expenses: $ 275
??Utilities: $ 100
??Phone, cable, internet: $200
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$124.09

Auction yield range:	8.27% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1984	Debt/Income ratio:	11%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	19y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,222	Occupation:	Professional
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sophisticated-note	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying taxes
Purpose of loan:
This loan will be used to? pay 3000.00 in property taxes for 2008 and pay off a 2000, loan ?

My financial situation:
I am a good candidate for this loan because?i need to build credit and i would absolutly be in good faithh with this loan??

Monthly net income: $ 3400.00??after taxes??????

Monthly expenses: $
??Housing: $ 1256.00????
??Insurance: $ 58.00????
??Car expenses: $ 400.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$79.05

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1996	Debt/Income ratio:	24%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,742	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	exuberant-hope	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Freedom!
Purpose of loan:
This loan will be used to?payoff credit card debt from an older?home I used to own.

My financial situation:
I am a good candidate for this loan because?I currently pay no rent/house payment, have no car payment, have (and have always had) very solid employment history. Have created a savings cushion this past summer and would now like a set interest rate for my credit card debt to pay it off and knock it out as quickly as possible.

Monthly net income: $ 1836.00

Monthly expenses: $ 1072.00 - most of my expenses are covered by an amazing partner whom I live with; he makes more than I do and we're in it together!
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 250 (gas only)
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 522.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$178.26

Auction yield range:	4.27% - 16.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	13.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1982	Debt/Income ratio:	29%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	24y 0m
Amount delinquent:	$0	Revolving credit balance:	$57,705	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	funds-explosion	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Higher Rate for quick loan
Purpose of loan:
Consolidate Credit
My financial situation:
I am a good candidate for this loan because? Worked for the government for over 20 years with at least 10 more to go?
Would rather pay you than banks. We started paying down the balances and they kept lowering my available credit.??
I love the concept of prosper and the opportunity it provides.? I plan on using this loan to wipeout the balance on one account.
When this loan is payed off? I plan to do it again replacing another account.? Goal is to be debt free.?
?Monthly Income? 5000+

Home 2400
Utilities 400
Autos?? 500
Credit Card 800?? part of which would be taken care of by this loan
Misc? 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	B	Auction Duration:	14 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$231.97

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1998	Debt/Income ratio:	8%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	aggresive-transparency	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fashion Business
I am an honest and hard working individual. I have worked for over 15 years in corporate America and I've always known that I wanted to own my own business.? A few years ago, I started a fashion line. Then the recession hit and stores cut down on their purchasing. Always the trooper, I have figured out a way to use my current knowledge and skills to develop a new product.

Remember the old saying "Give a man a fish; you have fed him for today. Teach a man to fish; and you have fed him for a lifetime?"

Well, I've developed a quick, easy, and fun way to teach consumers how to sew and make clothing like basic pants, tops, dresses and skirts. With the popularity of shows like Project Runway, there is a renewed interest in sewing and I believe I can meet that need.

The purpose of this loan is to help with developing a website, patterns and producing the teaching manual and DVD. I am a good candidate for this loan because I have a secure day job at a well known financial company. I always pay my bills on time and I have no delinquencies.
Monthly NET income: $3,200
Housing: $1500
Phone, Cable, Internet: $130
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$164.31

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1988	Debt/Income ratio:	58%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	24	Length of status:	18y 5m
Amount delinquent:	$69	Revolving credit balance:	$1,135	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	abundant-deal	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start Up Cash for Home Business
Purpose of loan:
This loan will be used to? start up a home based business that will allow me generate extra funds for the purpose of helping others in need in my community.

My financial situation:
I am a good candidate for this loan because?as my business takes off, I will be able to quickly pay back the loan.? I am a responsible individual who pays his bills every month.? Even if business should be slow at first, I will make my agreed upon monthly payments.?

Monthly net income: $ 1,600.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 325.00 a month
??Utilities: $ 0
??Phone, cable, internet: $ 100.00 a month
??Food, entertainment: $ 100.00 a month
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 200.00 a month
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	8.98%	Starting borrower rate/APR:	9.98% / 12.09%	Starting monthly payment:	$96.77

Auction yield range:	8.27% - 8.98%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	2.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1995	Debt/Income ratio:	7%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,642	Occupation:	Tradesman - Carpent...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	32	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	nelsonschool	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Electrician
Purpose of loan:
This loan will be used to Pay living expenses I have been putting on a credit card.

My financial situation:
I am a good candidate for this loan because I?have steady employment?waiting for me when I finish this program

Monthly net income: $
3000
Monthly expenses: $
??Housing: $ 1100
??Insurance: $200
??Car expenses: $ 100
??Utilities: $ 200
??Phone, cable, internet: $?50
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 12.35%	Starting monthly payment:	$166.07

Auction yield range:	3.27% - 11.00%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	10.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1989	Debt/Income ratio:	38%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$56,478	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	silver-saver7	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Shaping Up My Finances
Purpose of loan:
This loan will be used to pay off a current high interest rate?debt.

My financial situation:
I am a good candidate for this loan because I have never been late on a payment to anyone.? I am employed full-time and have been in the same business for over 20 years.? I have good credit and own a home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.50%	Starting borrower rate/APR:	16.50% / 18.69%	Starting monthly payment:	$88.51

Auction yield range:	11.27% - 15.50%	Estimated loss impact:	10.35%
Lender servicing fee:	1.00%	Estimated return:	5.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1991	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$68,566	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	balance-warrior	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
750 credit score- paying off credit
Purpose of loan:
This loan will be used to? payoff a high rate credit card????????

My financial situation:
I am a good candidate for this loan because? I always pay my bills.? I would?rather another person make some money than the banks that change the rules in the middle of the game.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.93%	Starting borrower rate/APR:	9.93% / 10.27%	Starting monthly payment:	$225.64

Auction yield range:	3.27% - 8.93%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	12 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	38	Length of status:	29y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,629	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	attentive-bazaar	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Card
Purpose of loan:is to pay off a credit card

My financial situation:is very stable
I am a good candidate for this loan because?because I always repay my loans!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$516.01

Auction yield range:	17.27% - 30.00%	Estimated loss impact:	19.76%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1987	Debt/Income ratio:	33%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$768	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Loveallsaints	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	640-660 (Latest)
Principal borrowed:	$10,001.00	< mo. late:	0 ( 0% )	700-720 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Graduate School Tuition
Purpose of loan:
This loan will be used to?
This loan will be used to continue my graduate studies in natural resource conservation. This loan will cover all of my tuition and books for this year and next summer as well.
My financial situation:
I am a good candidate for this loan because?
I am a great candidate for this loan because I have borrowed from Prosper previously and have an excellent track record for paying off that loan in 3 years and never missed a payment. My husband is working and contributes to our household expenses. The house and bills are in his name, which is why I am putting zero for many of the monthly expenses.
Monthly net income: $
$4,940.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 603.00 and $596.00
??Utilities:?0
??Phone, cable, internet:?0
??Food, entertainment: $?300.00
??Clothing, household expenses?100.00?
??Credit cards and other loans:??15.00
??Other expenses: $ 100 for dog medicine and pet food
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1993	Debt/Income ratio:	36%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	11y 3m
Amount delinquent:	$1,413	Revolving credit balance:	$5,307	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	point-funkmaster	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for son's college
Purpose of loan:
This loan will be used to? pay for my son's tuition for a year which he desperately needs.

My financial situation:
I am a good candidate for this loan because? I have been a full time employee with a wonderful?company for many years and have a?husband who has been with his company for over 20 and earns alot more than me but credit isn't as good.?

Monthly net income: $ more than 40,000????????????

Monthly expenses: $ 2000.00
??Housing: $ 0 (own home)
??Insurance: $ 400
??Car expenses: $ 950
??Utilities: $ 400
??Phone, cable, internet: $?50
??Food, entertainment: $?150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,780.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$80.52

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1989	Debt/Income ratio:	4%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	12	Length of status:	2y 3m
Amount delinquent:	$777	Revolving credit balance:	$60	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	8%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	databaseguy	Borrower's state:	NewHampshire	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 87% )	640-660 (Latest)
Principal borrowed:	$2,950.00	< mo. late:	2 ( 13% )	600-620 (Aug-2009) 520-540 (Jun-2008) 520-540 (Nov-2007) 520-540 (Aug-2007)
Principal balance:	$2,017.33	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Existing Prosper - Relisting

Relisting due to an error in my address on the prior listing

My financial situation:

Existing Prosper loan with reliable payment record.

Substantial disposable? income

Low DTI

Consistently improving credit

More than 20 years continuous employment in my field, more than 2 years at my current job

I?ve completed four IT certifications in the last year, and I want to complete four more in the next six months. I want to keep improving my skills to keep my income up and my job secure.

My credit score improved 80 points since my previous Prosper loan was taken out, and I'm building new credit while repairing my problems from 5-6 years ago. These were one-time problems stemming from a divorce.?

Purpose of Loan:

??? Pay off?prior delinquencies?- $777
????Career training - Red Hat Certified Technician certification - Training materials and exams?- $503
????Career training - Oracle Certified Associate - Study materials and exams - $500

Monthly net income: $ 5030

Monthly expenses:
????Housing: $ 900
????Insurance: $ 260 (Health & Auto)
????Car expenses: $ 140 (car paid off, just gas&oil)
????Phone, cable, internet: $ 145
????Food, entertainment: $ 425
????Clothing, household expenses $ 125
????IRS payment plan? $300
??? Existing Prosper loan $134?

Total expenses: ??? $ 2429

Amount remaining monthly to pay new Prosper loan: $ 2601

Thank you very much for reviewing my loan request!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$143.77

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,465	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kawika357	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HTC is getting a new sign!
Purpose of the Loan
Aloha! This loan is to help with the costs of getting a sign for my new restaurant.

I think it is important to state that no money will be taken out of this loan or the working capital of the restaurant to pay personal bills. I have six months of expenses set aside plus an additional 10% to cover any surprises. My personal expenses are low ($1040) because I have a roommate.

Income
My current income is derived from my catering business with a positive monthly net income of $3740. This will increase with the opening of my restaurant this month. I could easily pay my overhead just off the steady catering portion of my business.

Lease Highlights relating to repayment of this loan
I negotiated the following to help with start up costs and repayment of this loan:
Five months free rent
$13k Tenant Improvement allowance, unused part goes to more free rent

Please go to Hawaiiantime.webs.com for my full listing explanation!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427171
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$82.34

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1988	Debt/Income ratio:	39%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,535	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	COgirl47	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 6% )	720-740 (Aug-2009) 660-680 (May-2008)
Principal balance:	$1,284.40	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Personal Loan to pay off debt
Purpose of loan:
The purpose of this loan is to consolidate several small bills.? Although each bill has a relatively small balance, this loan will reduce my total overall monthly payments significantly.??

My financial situation:
I am a good candidate for this loan because I have a steady full time job, which I have been at for 7 years.? I will?also be receiving a rais this month (delayed from April 2009), which will increase my current income.??

My daughter (now 17) was diagnosed with a rare nerve disorder about 5 years ago (Reflex Sympathetic Dystrophy).? Although she had been symptom free for several years, she fell in her PE class last spring, which brought the nerve pain back again.? The bills mostly consist of some medical/Chiropractic bills that are my portion of un-reimbursed medical charges.? Also, I?was given mandated furlough days in June, which resulted in a 20% reduction in my pay for the month.? I had to utilize my credit cards more than usual to make it through the wage loss, so I would also like to pay off my credit card balance (approx. $1000).??Although I had to take furlough days in June, my job is secure.? We have had no more furlough days and sales are looking positive for Q4.

The deliquincies that show on my credit history are all?4 years or older.? They were due to a forced bankruptcy.? I have had no deliquincies since that unfortunate time period and have worked hard to build my credit score, which has increased over 50 points just in the last year.

Net Monthly Income:? $3853.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$224.52

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1986	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	0%
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	new-bonus-sitar	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
TRUCK DRIVING TRAINING
Purpose of loan:
This loan will be used to? HELP ME GET A JOB TO GET BACK ON MY FEET AGAIN

My financial situation:
I am a good candidate for this loan because? I'm a good family man and would like to continue to support my family. This loan would help in that direction again.Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$333.43

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	11 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$12,306	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	entrepreneurnevada	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Chase
Paying off Chase Credit Card:
I will use this loan to payoff the balance of my Chase credit card as the promotional rate has expired.

I currently own and operate a sports equipment manufacturing company. The company is experiencing strong growth so I would prefer to use extra capital to grow the business instead of paying off short-term debt.
I have outstanding payment history and consider myself a responsible creditor
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	14 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$501.95

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1997	Debt/Income ratio:	25%
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$16,984	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	trade-poplar	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Hello! This loan will be used to pay off two high interest credit cards. I am a financially responsible young professional who is gainfully employed for an International Cruise Line. I collect a good salary and do have the ability to make my credit card's monthly payment; however, I am looking to eliminate my debt as quickly as possible by consolidating under a lower interest rate. Currently my interest rate is 25%. I know that am a good candidate for this loan because I am a hard worker, responsible and a smart business person. My debt was accumulated during my college years and due to the high interest rates, it has grown. I want to be able to pay it off completely as quickly as possible ad be debt free.
Thank you in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	19	Length of status:	3y 4m
Amount delinquent:	$122	Revolving credit balance:	$9,721	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	return-owner	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Surely growing but need some help
Purpose of loan:
This loan will be used to? finance a series of income producing business operations for a business that is constantly growing and profitable. This will include online marketing done for a fraction of the normal cost because of my background in computer science and ongoing study of internet marketing. A full time administrative/sales assistant for the office/showroom in Santa Cruz, Ca. An extremely qualifed sale person for the Colorado Territory and high debt credit card debt relief.

Currently the business is booming and making sales all the time. I am set to pay off $9000 in credit card debt in the next 2-3 weeks. Leaving only $4000 that is low interest and being paid $250/mo.

My financial situation:
I am a good candidate for this loan because?There is $13,000 in the bank right now. After a couple more weeks of sales and the debt payoff, I should be around $10,000. Monthly expenses without the dept are less than $1000 including the office. My rent is $550 all utilities included. My avg. sale profit is about $1000 and I make about 5-8 per month. With the help sales could easily go up to $20K/mo. or more. I have a vision to grow a distribution center in Colorado, and a similar business model to Lumber Liquidators.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	14 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 15.01%	Starting monthly payment:	$32.94

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	10y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	coin-icon	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Re-Invest
Purpose of loan:
This loan will be used to? re invest into peer lending. i believe in only borrowing to produce and never to consume. My credit score is important to me and i will never miss a payment.

My financial situation:
I am a good candidate for this loan because? i own a salon business and have a strong loyal client base. i was recently married. i have not included his income on top of mine. he makes around 60k as a independant contractor doing finish work. we have a great combined income and have no debt other than home mortgage, business mortgage, and sba loan. we own a truck and lease a mazda6 that my business pays for. again this money will be re invested not spent. we could pay this money back several times over. i am simply looking at getting a feel for how the process will work. thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B	Auction Duration:	14 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.07%	Starting borrower rate/APR:	17.07% / 19.27%	Starting monthly payment:	$285.50

Auction yield range:	6.27% - 16.07%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1993	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$40,038	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	trust_fund	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	780-800 (Aug-2008)
Principal balance:	$689.30	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying down credit debt.
I looking to take back some control from the credit cards since they have raised their rates. Why pay them interest when I can pay it to you? I have one current loan I'm paying on and over four thousand loaned out to others on prosper. Please help me to help you and make prosper benefit both of us. Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	14 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1999	Debt/Income ratio:	30%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,000	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	wealth-wasp5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to pay off credit cards left over from divorce. Ex filed bankruptcy after divorce and left me with most of the bills and I would like to consolidate to one monthly payment. ??

My financial situation:
I am a good candidate for this loan because I can and will?pay off this loan and am exicted about getting a fresh start. I have been given a recent promotion to handle all commercial sales for the region and excel in my job. The only reason I?have not been with this company very long was that I was solicited to come to them. I have a base salary of $3600/month gross plus commissions of a minimum of $1800 per month but can be much higher.

Monthly net income: $ 2986
Monthly expenses: $
??Housing: $ 700
??Insurance: $ 0
??Car expenses: $?0
??Utilities: $ 50
??Phone, cable, internet: $ 120
??Food, entertainment: $ 300
????Clothing, household expenses $ 50
??Credit cards and other loans: $ 972
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1993	Debt/Income ratio:	52%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	20 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	64	Length of status:	18y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,797	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	4
Screen name:	radtech20	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my payday loans
Purpose of loan:
I would like to consolidate my higher interest loans into one payment. I can afford the payments I make now but I would like to be able to pay off things a lot faster and with one payment insted of several.??????

My financial situation:
Our financial situation at this time is quite stable. We had a run of bad luck a couple of years ago and I returned to work full time after working part time for 2 years following the birth of our youngest child. At about this sme time we found out that our son was also autistic and I had a medical condition. Thus we incurred quite a few medical bills which have I have since paid off. I realize that my credit score is classified as D but I can assure you that I am diligent in acheving a debt free lifestyle!

Monthly net income: $?4000????????
Monthly expenses: $
??Housing: $?0 (spouse pays this)????
??Insurance: $ 41 (Spouse pays other half)
??Car expenses: $420??Utilities: $?50
??Phone, cable, internet: $100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $?400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2006	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	3 / 1	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	7	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$8	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	brightest-commerce-uprising	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Executive career seach fees
This loan will be used to help support a 3-month executive career search from the Washington, DC area, leveraging the services?of a professional career coaching service which focuses on developing an individual's networking skills and professional network, in addition to leveraging all the usual employment candidates (e.g., job sites, recruiters, etc.).

My financial situation:
I am a good candidate for this loan because I easily anticipate securing employment within three months given my professional background in project management and the field of information technology which I have been working in for the last 15 years. In addition to my experience and skills in these areas, I also have my Project Management Professional (PMP) designation, and a MS in Project Management from The George Washington University. My last employment was with a federal contractor, and my employment ended when the client position was no longer required.

In addition to my MS in Project Management, I also hold a BA in Politics (Honors), and a MA in International Relations and Strategic Studies which was acquired during my time in the military as a career infantry officer.My previous annual income over the last ten years has been between $100-$175K on average.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-2005	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,843	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	lean-commitment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
hospital epensive
Purpose of loan:
This loan will be used to? help a family member get settled in a new home

My financial situation:
I am a good candidate for this loan because? my credit is good and Im willing to pay back

Monthly net income: $ 2214

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 250
??Food, entertainment: $ 0
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$334.47

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,669	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	intrepid-duty	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BusinessLoan
Purpose of loan:
This Loan will be used to expand current business, through marketing and part time staff.

My financial situation:
I am a good candidate for this loan because I have a long history of loan repayment, an excellent credit score, two additional sources of outside income including rental.?

Monthly net income: $ 4,200

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 92
??Car expenses: $?80
??Utilities: $ 0
??Phone, cable, internet: $ 220
??Food, entertainment: $ 100
??Clothing, household expenses $ 600
??Credit cards and other loans: $ 304
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1982	Debt/Income ratio:	20%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	12	Length of status:	30y 4m
Amount delinquent:	$214	Revolving credit balance:	$62,156	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	durable-bid	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to pay for daughters education?

My financial situation:
I am a good candidate for this loan because I will retire in?on 11/30/20011. I will receive?$ 988,000.00 in a lump sum payout. This loan will be payed off?on that date. I have?a $450,000.00 life insurance policy with Met Life. I really need help paying for my daughter's college expenses. Her tuition is $23,000.00/ year. My pension is with the USS/Carneige Pension Fund. I can provide a fax with my lump sum payout if needed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1998	Debt/Income ratio:	16%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	19	Length of status:	5y 5m
Amount delinquent:	$679	Revolving credit balance:	$11,346	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	28%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	11
Screen name:	efficient-loot6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PLUMBING
Purpose of loan:
This loan will be used tO FIX THE PLUMBING IN MY TWO FAMILY HOME I BOUGHT THIS HOME LAST YEAR FOR 360,00 DOLLARS AND PUT 3 % DOWN WITH AN FHA LOAN THE HOME IS WORTH 425,000 DOLLARS. THE HOME IS 40 YEARS OLD AND THE PLUMBING NEVER BEEN FIX THIS LOAN WILL SAVE ME. I WOULD BE ABLE TO PURCHASE THE MATERIALS THAT ARE NEEDED

My financial situation:
I am a good candidate for this loan becauSE I AM A FULL TIME PEIR SUPERINTENDENT FOR 5 YEARS AT A HIGHLY RESPONSABLE JOB

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 2900
??Insurance: $ 200
??Car expenses: $ 60
??Utilities: $?120
??Phone, cable, internet: $ 80
??Food, entertainment: $ 150
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427277
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	14 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$17,228	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	truthseeker11	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-740 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	760-780 (Aug-2008) 740-760 (Nov-2007)
Principal balance:	$6,768.47	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Preparing for Baby Number 2! :)
Purpose of loan:
This is my second loan with Prosper and I have nothing but positive things to say about my experience. This loan will be used to consolidate debt and to supplement my income while I am on maternity leave. My husband and I are expecting our second baby and we are very excited! I am self-employed as a massage therapist and my income will be about half while I take some time off after delivery. This loan will allow me to relax during the remainder of my pregnancy as I know that we will be financially okay when I am at home with our new baby.

My financial situation:
I am extremely money conscious. My focus to is to be financially responsible and as such, I have never defaulted on any loan I have ever had.

Monthly net income: $ 4500 including my husband's income.

Monthly expenses: $
??Housing: $ 1350
??Insurance: $ 160
??Car expenses: $?235
??Utilities: $?200
??Phone, cable, internet: $ 150
??Food, entertainment: $125
??Clothing, household expenses $ 150
??Credit cards and other loans: $?1500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427283
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	14 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$193.60

Auction yield range:	6.27% - 9.00%	Estimated loss impact:	5.14%
Lender servicing fee:	1.00%	Estimated return:	3.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1998	Debt/Income ratio:	26%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,043	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	equation6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debtors Revolt- bank of america
Purpose of loan:
Pay off my bank of america credit card which?recently went from 5% to 26%. ?

My financial situation:
I have always?made timely payments and have never defaulted on any of my loans. I hope to climb up the ladder where I work and am trying to create a better financial situation for myself. I have found I enjoy eating and would like to?be able to contiune doing so regularly.?The recent revolting actions by the credit card companies have placed me?in a strained position and I would?have already paid off my debts if they had not raised my rates. Thank you for your help?in taking?away?one more loan from the money hungry, malicious credit card companies!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B	Auction Duration:	14 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$119.62

Auction yield range:	6.27% - 13.00%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1995	Debt/Income ratio:	12%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,974	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	resplendent-value	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help for childs education
Purpose of loan:
This loan will be used to help my son pay for education expenses, so that he may take classes next semester.
My financial situation:
I am a good candidate for this loan because I am able to work full-time and have been for a long time.? I have no house payments or car?payments either.? I am able to pay?my payments/bills on time.??If you have any questions feel free to ask.? I had to relist the loan again due to an address change and it was cancelled.? Everything should be in order this time.? If you would please rebid for me that would be appreciated.?? Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1995	Debt/Income ratio:	90%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 13	Employment status:	Retired
Now delinquent:	1	Total credit lines:	29	Length of status:	10y 1m
Amount delinquent:	$146	Revolving credit balance:	$8,079	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dollar-base	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,546.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.80%	Starting borrower rate/APR:	27.80% / 30.15%	Starting monthly payment:	$558.85

Auction yield range:	17.27% - 26.80%	Estimated loss impact:	19.55%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1989	Debt/Income ratio:	22%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$19,083	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	odyssey1962	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-680 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	680-700 (Mar-2008)
Principal balance:	$11,417.58	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
paying off credit cards
Purpose of loan:
This loan will be used to? debt consolidation

My financial situation:
I am a good candidate for this loan because? job stability and monthly oncome

Monthly net income: $ 12000

Monthly expenses: $
??Housing: $ 2800????????
??Insurance: $?200?
??Car expenses: $?1000???
????????Utilities:?400
??Phone, cable, internet: $ 150
??Food, entertainment: $ 2000
??Clothing, household expenses $ 500
??Credit cards and other loan $ 1000??Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	14 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$1,015.94

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1997	Debt/Income ratio:	20%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,606	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	spiritual-balance3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
start own business
Purpose of loan:
This loan will be used?for opening?my new business which will be a computer technology company.? I have been a system analyst for well over a decade and I am ready to move towards opening my own company.? My location has been established and I have a great book of business.?

My financial situation:
I am a good candidate for this loan because I have well over a decade of experience.? I also feel that the technology industry is rapidly growing and is in need of this type of business to service to growth.? Currently, I have clients that I work with and have been working with for a few years.? I would now like to market my company to work with people outside of my network.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$294.25

Auction yield range:	17.27% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-2002	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$10,900	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	elegant-treasure	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Organic Skin Care Distribution
Purpose of my loan request:
I have found myself in the position to have been award the preferred retail distribution (direct site referral) for an organic skin care product line. This product line is being features around the world and in one major 5 star hotel chain. Because of my connection with the owner I was able to trade photography and website services in exchange for this direct referral for retail sales. The product line has been featured in a number of online publications and is just on the ground floor. I have paid to develop a high-end website with a full e-commerce backend. We launched the site 4 days ago and are starting to get orders already. The reason for this loan:Shipping Materials & SetupOnline Advertising to take positionSocial Network Advertising to push market positionMy financial situation:
I am a solid financial risk because of a few factors. I already own and operate a growing advertising company and can function the advertising for this company on a "at cost" basis. I have already invested all the startup cash for this retail site from my own funds. I manage my own projects and personally contact customer to ensure satisfaction. I wish to strike while the iron is hot vrs waiting for the cash flow to build, which is why I am seeking the loan funds.
I am available for questions at any point. I learned of this service through a banking friend. Due to the nature of this business model, it is not eligible for traditional financing. I strongly believe I have structure a solid startup model and am moving on to the next step of increasing the existing marketing.Thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	14 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$461	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	22
Screen name:	jarebear2008	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand Business
Purpose of loan:
This will be a bridge loan to get our business to the next level. We have bootstrapped this business form the ground up and are now close to 145k in revenue this year, we do have some expenses, so we are needing a small bridge loan to push us through the next phase to get this site to the level we planned it to become.

Site:
www.weddepot.com
This site is now 1+ year old, and has ranked in the top 100,000 in the world, is found on over 240,000 unique searches on search engines (google.com, yahoo, msn, etc), has been approached by many public companies, of which are wanting to acquire as revenue trail grows.

We plan to use this capital to allow us to launch another 13 sites using the same framework in other market (golf, housing, mother, baby, camping, skiing, fishing, trailers, horses, crafts, etc) as well as build 4 new tools (bidding systems, social network platforms, free websites, checklists).

My financial situation:
I am a good candidate for this loan because I am able to make all my payments and continue running our successful businesses.

Monthly net income: $14000

Monthly expenses: $
Server fees: $400
Telephone: $68
Development (continuing): $5000

Information in the Description is not verified.